Exhibit 10.1

CONSENT AND OMNIBUS AMENDMENT TO SECURED TERM NOTES

This Consent and Omnibus Amendment to Secured Term Notes (this “Amendment”) is made as of March 19, 2015, by and between Implant Sciences Corporation, a Massachusetts corporation (“Company”), C Acquisition Corp., a Delaware corporation (“C Acquisition”), Accurel Systems International Corporation, a California corporation (“Accurel”), IMX Acquisition Corp., a Delaware corporation (“IMX” and together with C Acquisition and Accurel, each a “Guarantor” and collectively, “Guarantors”), each of the entities party to this Agreement as investors (collectively, the “Investors” and each, individually, an “Investor”) and BAM Administrative Services LLC, a Delaware limited liability company, as agent for the Investors (the “Agent” and together with the Investors, the “Creditor Parties” and each, a “Creditor Party”).

BACKGROUND

A.

Reference is made to (i) that certain Note Purchase Agreement dated as of March 19, 2014  by and amongst the Company, the Investors and the Agent (as amended, modified or supplemented, the “Purchase Agreement”); (ii) that certain Secured Term Note, issued March 19, 2014 by the Company to BRe WNIC 2013 LTC Primary in the original principal amount of $10,447,724 (as amended and restated, the “BRe WNIC Primary   Note”), (iii) that certain Secured Term Note, issued March  19, 20014  by the Company to BRe WNIC 2013 LTC SUB in the original principal amount of $512,144 (as amended, modified or supplemented, the “BRe WNIC Sub Note”), (iv) that certain Secured Term Note, issued March 19, 2014 by the Company to BRe BCLIC Primary in the original principal amount of $8,757,883 (as amended, modified or supplemented, the “BRe BCLIC Primary Note”), (v) that certain Secured Term Note, issued March 19, 2014 by the Company to BRe BCLIC Sub in the original principal amount of $282,249 (as amended, modified or supplemented, the “BRe BCLIC Sub Note”), the BRe WNIC Primary Note together with the , the BRe WNIC Sub Note, the BRe BCLIC Primary Note and the BRe BCLIC Sub Note, the “Notes” and each, a “Note” ).

B.

Reference is also made to that certain Intercreditor Agreement, dated as of March 19, 2014  by and between the First Lien Agent (as defined therein) for itself and on behalf of the First Lien Creditors (as defined therein) and the Second Lien Creditor (as defined therein) and acknowledged by  the Borrowers (as defined therein) and the other Obligors (as defined therein)  as amended, modified, supplemented or restated from time to time, being herein called the “Intercreditor Agreement”), pursuant to which the respective priorities and other related intercreditor matters as between the First Lien Agent, the First Lien Creditors, the Second Lien Creditor and acknowledged by the Borrowers and the other Obligors were addressed.

C.

The Company has requested that Investors modify certain terms and conditions in the Notes to extend the maturity date and increase the interest rates on each of the Notes, and Investors are willing to do so on the terms and conditions hereafter set forth.

D.

All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

Consent to Amendment to First Lien Documents; Financial Covenant Limited Waiver.

1.

(a)

Second Lien Creditor  hereby consents to the consummation of the transactions described herein in the form provided to Second Lien Creditor on or prior to the date hereof, including, without limitation, (i) the extension of the maturity dates of each of the Notes and (ii) the increase of interest rate of each of the Notes provided, that, the Notes shall be subject at all times to the Intercreditor Agreement and to the extent of any conflict between any Note  and the Intercreditor Agreement, the Intercreditor Agreement shall control in all respects as between First Lien Creditors and Second Lien Creditor, First Lien Agent, Borrowers and the Obligors.

(b)

The Agent, for itself and on behalf of the Investors, hereby agrees that notwithstanding any term in the agreement or of the Notes  issued or to be issued pursuant to the Purchase Agreement (i) the financial covenants contained in Section 3.29(a), 3.30, 3.32, and 3.33 of the Purchase Agreement shall not be tested from the date March 19, 2014 through March 31, 2017 and (ii) any failure to comply with such covenants during such period shall not be deemed to be a breach of the Purchase Agreement or cause or result in any default or Event of default under the Notes.

Amendments to the Notes.

2.

The definition of “Maturity Date” in each of the Notes is hereby extended from “March 31, 2015” to “March 30, 2016”; provided, that, in the event that the Second Lien Creditor shall extend the maturity date on all obligations owing to such Second Lien Creditor by the Company and/or the Guarantors to a date past March 31, 2016 (an “Extended Second Lien Maturity Date”), the “Maturity Date” as defined in each of the Notes shall automatically be extended to such business day as is immediately prior to such Extended Second Lien Maturity Date, provided, further, that, in no event shall the “Maturity Date” as defined in each of the Notes be extended past March 31, 2017.

3.

The first sentence of Section 1.2 of each Note is hereby deleted in its entirety and the following two new sentences are inserted in lieu thereof in each Note:

“Interest on the original principal amount of this Note shall accrue at the Applicable Rate (as defined below) and shall be payable, in arrears, on the last day of each calendar quarter, commencing on June 30, 2014.  “Applicable Rate” shall mean (i) for the period commencing on the date hereof through March 31, 2015, fifteen percent (15%) per annum and (ii) for the period commencing on April 1, 2015 and continuing thereafter, sixteen percent (16%) per annum.

4.

Representations and Warranties.  The Company and each Guarantor represents and warrants to the Creditor Parties that:

(a)

All representations and warranties made to the Creditor Parties under the Purchase Agreement, the Notes and the other Transaction Documents (as defined in the Purchase Agreement) (collectively, the “Documents”) are true and correct as to the date hereof unless they specifically relate to an earlier date in which case they shall be true and correct as of such date.

(b)

The Company hereby covenants and agrees that promptly upon the request of Agent it shall issue amended and restated Notes reflecting the amendments to such Notes as described in Sections 2 and 3 above.

(c)

The Company and each Guarantor has the requisite corporate power and authority to enter into and perform this Amendment, in accordance with the terms hereof.  The execution, delivery and performance of this Amendment by Company and each Guarantor and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary  corporate action, and no further consent or authorization of Company, any Guarantor or their respective manager or any other third party is required.  When executed and delivered by the Company and each Guarantor, this Amendment shall constitute a valid and binding obligation of the Company and each such Guarantor, enforceable against the Company and each Guarantor, as applicable, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(d)

The execution and delivery of this Amendment the Company and each Guarantor, and the performance of its respective obligations hereunder and thereunder, do not and will not (i) violate or conflict with any provision of the Company’s or any Guarantor’s certificate of incorporation, each as may be amended from time to time, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company and/or any Guarantor is a party or by which the Company’s and/or any Guarantor’s properties or assets are bound, (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company and/or any Guarantor or by which any property or asset of the Company and/or any Guarantor are bound or affected, or (iv) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Company and/or any Guarantor under any agreement or any commitment to which the Company and/or any Guarantor is a party or by which the  Company and/or any Guarantor is bound or by which any of its properties or assets are bound, except, in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws)). Neither the Company nor any Guarantor is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in order for it to execute, deliver or perform any of its obligations under this Amendment in accordance with the terms hereof (other than any filings to perfect liens or security interests granted to any Creditor Party pursuant to the Documents).

(e)

There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of Company and/or any Guarantor, threatened against the Company and/or any Guarantor which questions the validity of this Amendment or any of the transactions contemplated hereby or any action taken or to be taken pursuant hereto.

5.

Effectiveness Conditions.  This Amendment shall be effective as of the date set forth in the preamble hereto upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Investor and Investor’s counsel); and

(a)

due execution of this Amendment by each party hereto and delivery of same by the Company and each Guarantor to the Agent; and

(b)

due execution and delivery by the Company and each Guarantor of all other agreements, instruments and documents requested by the Investors to effectuate and implement the terms hereof and the Documents.

6.

Expenses.  Company shall pay any and all costs, fees and expenses of Investors (including without limitation, reasonable attorneys’ fees) in connection with this Amendment and the transactions contemplated hereby.  The Company shall pay such amounts upon execution of this Amendment.

7.

No Waiver.  Other than as described in Section 1 above, the Creditor Parties reserve all of their respective rights and remedies arising with respect to any and all Events of Default under the Documents that may be in existence on the date hereof, regardless of whether such Events of Default have been identified, or may occur in the future.  No Creditor Party has modified, is waiving or has agreed to forbear in the exercise of, any of its present or future rights and remedies.  No action taken or claimed to be taken by any Creditor Party will constitute such a waiver, modification or agreement to forbear.  This Amendment does not obligate any Creditor Party to agree to any other modification of the Documents nor does it constitute a course of conduct or dealing on behalf of any Creditor Party or a waiver of any other rights or remedies of any Creditor Party except as and only to the extent expressly set forth herein.  No omission or delay by any Creditor Party in exercising any right or power under the Documents, this Amendment or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.

8.

Ratification of Documents.  Except as expressly set forth herein, all of the terms and conditions of the Purchase Agreement and the other Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.  All references to any of the Documents shall mean the applicable Document as modified by this Amendment and all references to the Note or Notes in any of the Documents shall mean, collectively, the Notes as modified herein.

9.

Collateral.  The  Company and each Guarantor hereby each confirms and agrees that all security interests and liens granted to Investors pursuant to the Documents, to the extent party thereto, continue in full force and effect and shall continue to secure the Obligations (as defined in the Security Agreement), including all liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, under the Notes, as modified hereby, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Creditor Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

10.

Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY OF THE CONFLICTS OF LAW PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.  THIS AMENDMENT SHALL NOT BE INTERPRETED OR CONSTRUED WITH ANY PRESUMPTION AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED.

11.

Consent to Jurisdiction; Venue.  THE PARTIES AGREE THAT VENUE FOR ANY DISPUTE ARISING UNDER THIS AMENDMENT WILL LIE EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK, AND THE PARTIES IRREVOCABLY WAIVE ANY RIGHT TO RAISE FORUM NON CONVENIENS OR ANY OTHER ARGUMENT THAT NEW YORK IS NOT THE PROPER VENUE.  THE PARTIES IRREVOCABLY CONSENT TO PERSONAL JURISDICTION IN THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK.  COMPANY AND EACH CREDITOR PARTY CONSENT TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THE PURCHASE AGREEMENT OR, WITH RESPECT TO THE COMPANY, TO ITS DESIGNEE, APPOINTEE AND AGENT DESCRIBED IN THE PURCHASE AGREEMENT, AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING IN THIS SECTION SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

12.

Signatories.  Each individual signatory hereto represents and warrants that he or she is duly authorized to execute this Amendment on behalf of his or her principal and that he or she executes the Amendment in such capacity and not as a party.

13.

Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Delivery of an executed counterpart of a signature page to this Agreement, any amendments, waivers, consents or supplements, or to any other Transaction Document by facsimile or by email delivery of a copy of such an executed counterpart in PDF format shall be as effective as delivery of a manually executed counterpart thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

COMPANY:	IMPLANT SCIENCES CORPORATION By: /s/ William J. McGann Name: William J. McGann Title: Chief Executive Officer
GUARANTOR:	C ACQUISIITON CORP. By: /s/ William J. McGann Name: William J. McGann Title: Chief Executive Officer
GUARANTOR:	ACCUREL SYSTEMS INTERNATIONAL CORPORATION By: /s/ William J. McGann Name: William J. McGann Title: Chief Executive Officer
GUARANTOR:	IMX ACQUISITION CORP. By: /s/ William J. McGann Name: William J. McGann Title: Chief Executive Officer
As to Section 1 only SECOND LIEN CREDITOR:	DMRJ GROUP, LLC By: /s/ Daniel Small Name: Daniel Small Title: Managing Director
SIGNATURES CONTINUED ON NEXT PAGE

Signature Page to
March 2015 Implant Amendment

AGENT:	BAM ADMINISTRATIVE SERVICES LLC By: /s/ Daniel Saks Name: Daniel Saks Title: Authorized Signatory
SIGNATURES CONTINUED ON NEXT PAGE

Signature Page to
March 2015 Implant Amendment

INVESTORS:

BRE BCLIC PRIMARY

By: /s/ David B. Young

Name: David B. Young

Title: Vice President

BRE BCLIC SUB

By: /s/ David B. Young

Name: David B. Young

Title: Vice President

BRE WNIC 2013 LTC PRIMARY

By: /s/ David B. Young

Name: David B. Young

Title: Vice President

BRE WNIC 2013 LTC SUB

By: /s/ David B. Young

Name: David B. Young

Title: Vice President

Signature Page to
March 2015 Implant Amendment